Exhibit 10.2

 Execution Version

FIRST AMENDMENT TO SECURED PROMISSORY NOTE

This FIRST AMENDMENT TO SECURED PROMISSORY NOTE (this “Amendment”), dated as of August 31, 2012, by and between LAPIS TECHNOLOGIES INC., a Delaware corporation (“Borrower”), and UTA CAPITAL, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, on September 1, 2011, Purchaser made a loan to Borrower in the original principal amount of Three Million Dollars ($3,000,000.00);

WHEREAS, such loan is evidenced by that certain Secured Promissory Note made by Borrower payable to Purchaser, dated as of September 1, 2011, in the principal amount of Three Million Dollars ($3,000,000.00) (the “Note”); and

WHEREAS, Purchaser has agreed to extend the date on which the first payment of principal is payable, and in connection therewith, Borrower and Purchaser desire to amend the Note in accordance with the provisions set forth below.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Purchaser hereby agree as follows:

1.             Amendment of Note.  Section 5(c) of the Note is hereby amended and restated in its entirety to read as follows:

“(c)           The Borrower shall repay to the Purchaser the Principal Amount in three equal principal payments of $1,000,000 each, the first on December 31, 2012, and the second on the second anniversary date of the date of this Note, with the remaining principal balance due at the Maturity Date.”

2.             Miscellaneous Provisions.

(a)           No Further Amendment.  Except as expressly amended by this Amendment, the Note is in all respects ratified and confirmed and all the terms, conditions, representations, warranties, covenants and provisions thereof shall remain in full force and effect in accordance with their respective terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Note or any of the documents referred to therein. Except as expressly amended by this Amendment, this Amendment does not constitute a waiver of any condition or other provision of the Note.

(b)           Effect of Amendment.  This Amendment shall form a part of the Note for all purposes. From and after the execution of this Amendment by Borrower and Purchaser, any reference to the Note shall be deemed a reference to the Note, as amended by this Amendment.

(c)           Counterparts.  This Amendment may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

(d)           Severability.  If any provision of this Amendment is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Amendment.

(e)           GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.  This Amendment and all acts and transactions pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws to the extent that the general application of the laws of another jurisdiction would be required thereby.  The Borrower hereby irrevocably consents to the exclusive jurisdiction of any federal or state court located in the State of New York and consents that all service of process be sent by nationally recognized overnight courier service directed to Borrower at Borrower’s address set forth in the Note and service so made will be deemed to be completed on the business day after deposit with such courier.  The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both Purchaser and Borrower.  The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.  THE BORROWER AND THE PURCHASER (BY ACCEPTANCE OF THIS AMENDMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE PURCHASER RELATING TO ENFORCEMENT OF THIS AMENDMENT.  EXCEPT AS PROHIBITED BY APPLICABLE LAW, THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION RELATING TO ENFORCEMENT OF THIS AMENDMENT ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE PURCHASER TO ENTER INTO THIS AMENDMENT.

[SIGNATURE PAGE TO FOLLOWS]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first set forth above.

BORROWER:

LAPIS TECHNOLOGIES, INC.

By:	/s/ David Lucatz
Name:	David Lucatz
Title:	President & Chief Executive Officer

Address: 70 Kinderkamack Road Emerson, New Jersey 07630 Email Address: Facsimile Number:

PURCHASER:

UTA CAPITAL LLC

By:	YZT Management LLC, its Managing Member

By:	/s/ Udi Toledano
Name:	Udi Toledano
Title:	Managing Member